American Funds Insurance Series®

Mortgage FundSM

Summary Prospectus Supplement

October 31, 2014

(for Class 1 shares summary prospectus, Class 2 shares summary prospectus and Class 4 shares summary prospectus dated May 1, 2014)

Effective November 1, 2014, the information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager for Series/Title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
David J. Betanzos	Less than 1 year	Senior Vice President – Capital Fixed Income Investors
Fergus N. MacDonald	3 years	Senior Vice President – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. INAFBS-025-1014O CGD/8024-S45415